                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                          American Seafoods Group LLC
                            American Seafoods, Inc.

OFFER TO EXCHANGE ANY AND ALL OUTSTANDING 10 1/8% SENIOR SUBORDINATED NOTES DUE
         2010 ISSUED ON APRIL 18, 2002 FOR 10 1/8% SENIOR SUBORDINATED
                   NOTES DUE 2010 WHICH HAVE BEEN REGISTERED
                       UNDER THE SECURITIES ACT OF 1933

               Pursuant to the Prospectus, dated         , 2002

--------------------------------------------------------------------------------
   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
, 2002 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. WHERE THE EXPIRATION DATE HAS BEEN EXTENDED, TENDERS PURSUANT TO THE EXCHANGE OFFER AS OF THE PREVIOUSLY SCHEDULED EXPIRATION DATE MAY NOT BE WITHDRAWN AFTER THE DATE OF THE PREVIOUSLY SCHEDULED EXPIRATION DATE.

--------------------------------------------------------------------------------

         DELIVERY TO: Wells Fargo Bank Minnesota, N.A., EXCHANGE AGENT


             BY MAIL:                   BY HAND DELIVERY OR
                                        OVERNIGHT COURIER IN
                                        MIDDLETOWN:
             Wells Fargo Bank           Wells Fargo Bank
               Minnesota, N.A.          Minnesota, N.A.
             Attn: Corporate Trust      Attn: Corporate Trust
               Services                 Services
             213 Court Street, Suite    213 Court Street, Suite
               703                      703
             Middletown, CT 06457       Middletown, CT 06457


  FOR INFORMATION CALL:     FACSIMILE TRANSMISSION      CONFIRM BY TELEPHONE:
     (860) 704-6217                 NUMBER                 (860) 704-6217
                            (ELIGIBLE INSTITUTIONS
                                    ONLY):
                                (860) 704-6219

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY
                                   BOX BELOW

   The undersigned acknowledges that he, she or it has received this Letter of
Transmittal (the "Letter") and the Prospectus, dated        , 2002 (the
"Prospectus"), of American Seafoods Group LLC and American Seafoods, Inc. (together, the "Company" or the "Issuers"), relating to their offer to exchange up to $175,000,000 aggregate principal amount of their 10 1/8% Senior Subordinated Notes due 2010 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of their issued and outstanding 10 1/8% Senior Subordinated Notes due 2010 (the "Old Notes") from the registered holders thereof (the "Holders"). The Prospectus and this Letter together constitute the Company's offer to exchange (the "Exchange Offer") its Old Notes for a like principal amount of its New Notes from the Holders.


   For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will accrue interest from the last interest payment date on which interest was paid on the Old Notes or, if no interest has been paid on the Old Notes, from the issue date of the Old Notes. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid or, if no interest has been paid, from the issue date of the Old Notes. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

   This Letter is to be completed by a Holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

   List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

                           DESCRIPTION OF OLD NOTES

                                                    (2)
                                                 AGGREGATE     (3)
         NAME(S) AND ADDRESS(ES) OF     (1)      PRINCIPAL  PRINCIPAL
            REGISTERED HOLDER(S)    CERTIFICATE  AMOUNT OF    AMOUNT
         (PLEASE FILL IN, IF BLANK) NUMBER(S)*  OLD NOTE(S) TENDERED**
         -------------------------- ----------- ----------- ----------
                                    ----------- ----------- ----------
                                    ----------- ----------- ----------
                                    ----------- ----------- ----------
                   TOTAL

--------
* Need not be completed if Old Notes are being tendered by book-entry transfer. ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution ______________________________________________

   Account Number _____________________________________________________________

   Transaction Code Number ____________________________________________________

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s) ____________________________________________

   Window Ticket Number (if any) ______________________________________________

   Date of Execution of Notice of Guaranteed Delivery _________________________

   Name of Institution Which Guaranteed Delivery ______________________________

   IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

   Account Number _____________________________________________________________

   Transaction Code Number ____________________________________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER ENTITLED, PURSUANT TO THE TERMS OF
    THE REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE PROSPECTUS, TO RECEIVE, AND WISH TO RECEIVE, 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN 180 DAYS AFTER THE EXPIRATION DATE.

      Name: ___________________________________________________________________

      Address: ________________________________________________________________

   If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges and represents that it will deliver a prospectus meeting the requirements of the Securities Act, in connection with any resale of such New Notes; however, by so acknowledging and representing and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

   The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when such Old Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of Old Notes or New Notes, that neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and that neither the Holder of such Old Notes nor such other person is acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

   The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder's business, at the time of commencement of the Exchange Offer such Holder has no arrangement or understanding with any person to participate in a distribution of such New Notes, and such Holder is not engaged in, and does not intend to engage in, a distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the Old Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by certain broker-dealers (as specified in the Registration Rights Agreement referenced in the Prospectus) ("Participating Broker-Dealers") for a period of time, starting on the Expiration Date and ending on the close of business 90 days after the Expiration Date in connection with the sale or transfer of such New Notes. The Company has agreed that, for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to such a broker-dealer which elects to exchange Old Notes, acquired for its own account as a result of market making or other trading activities, for New Notes pursuant to the Exchange Offer for use in connection with any resale of such New Notes. By accepting the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of New Notes and that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Notes. A broker-dealer that acquired Old Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

   The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

   Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

   THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                       BEFORE COMPLETING ANY BOX ABOVE.

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)

X _________________________________________________________________________________________________________________, 2002

X _________________________________________________________________________________________________________________, 2002

_________________________________________________________________________________________________________________________
SIGNATURE(S) OF OWNER                                                                                                DATE...

Area Code and Telephone Number __________________________________________________________________________________________

   If a Holder is tendering an Old Note, this Letter must be signed by the registered Holder(s) as the name(s)
appear(s) on the certificate(s) for the Old Note or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If, signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s) _________________________________________________________________________________________________________________
                                                 (PLEASE TYPE OR PRINT)

Capacity: _______________________________________________________________________________________________________________

Address: ________________________________________________________________________________________________________________

                                                   SIGNATURE GUARANTEE
                                             (IF REQUIRED BY INSTRUCTION 3)

SIGNATURE(S) GUARANTEED BY
AN ELIGIBLE INSTITUTION: ________________________________________________________________________________________________
                                                 (AUTHORIZED SIGNATURE)

_________________________________________________________________________________________________________________________
                                                         (TITLE)

_________________________________________________________________________________________________________________________
                                                     (NAME AND FIRM)

DATED: ____________________________________________________________________________________________________________, 2002

    (PLEASE COMPLETE ACCOMPANYING IRS FORM W-9 HEREIN. SEE INSTRUCTION 5.)

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 6)

   To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above. Issue: New Notes and/or Old Notes to:


                            Name(s) _______________
                            (PLEASE TYPE OR PRINT)

                            _______________________
                            (PLEASE TYPE OR PRINT)

                            Address _______________

                            _______________________

                            _______________________
                                  (ZIP CODE)

                            _______________________
                            (COMPLETE IRS FORM W-9)

[_] Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

_______________________________________________________________________________
         (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 6)

   To be completed ONLY If certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail: New Notes and/or Old Notes to:


                             Name(s) ______________
                             (PLEASE TYPE OR PRINT)

                             ______________________
                             (PLEASE TYPE OR PRINT)

                             Address ______________

                             ______________________

                             ______________________
                                   (ZIP CODE)


   IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
 ANY AND ALL OUTSTANDING 10 1/8% SENIOR SUBORDINATED NOTES DUE 2010 ISSUED ON APRIL 18, 2002 OF AMERICAN SEAFOODS GROUP LLC AND AMERICAN SEAFOODS, INC. FOR 10 1/8% SENIOR SUBORDINATED NOTES DUE 2010 OF AMERICAN SEAFOODS GROUP LLC AND
AMERICAN SEAFOODS, INC., WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
                               1933, AS AMENDED

1.  DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

   This Letter is to be completed by Holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

   Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined herein), (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically-tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically-tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

   The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

   See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

   If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

   If this Letter is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

   If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

   If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

   When this Letter is signed by the registered Holder or Holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

   If this Letter is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

   If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

   ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY ANY MEMBER FIRM OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR AN "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH AN "ELIGIBLE INSTITUTION").

   SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER
OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

   Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate herein. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.  TAXPAYER IDENTIFICATION NUMBER.

   Federal income tax law generally requires that a tendering Holder whose Old Notes are accepted for exchange must provide the Company (as payor), or the Paying Agent designated by the Company to act on its behalf, with such Holder's correct Taxpayer Identification Number ("TIN") on IRS Form W-9, Request for Taxpayer Identification Number and Certification, below (the "IRS Form W-9"), which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, delivery to such tendering Holder of New Notes may result in backup withholding on all reportable payments made after the exchange
(i) at the fourth lowest rate of tax applicable to unmarried individual U.S. persons on payments made before the end of calendar year 2010 (30.0% in 2002 and 2003, 29.0% in 2004 and 2005, and 28.0% in 2006 through 2010), and (ii) at the rate of 31% on payments made after calendar year 2010.

   Exempt Holders of Old Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Instructions for the Requester of Form W-9 (the "W-9 Guidelines") for additional instructions.

   To prevent backup withholding, each tendering Holder of Old Notes must provide its correct TIN by completing the IRS Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed IRS Form W-8 BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding. This form may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN and such Holder should consult the W-9 Guidelines for instructions on applying for a TIN and write "Applied For" in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing "applied for" on the IRS Form W-9 means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Company or the Paying Agent within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Company or the Paying Agent.

   FAILURE TO COMPLETE IRS FORM W-9 PROVIDED BELOW MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON FUTURE PAYMENTS MADE TO YOU UNDER THE NEW NOTES.

6.  TRANSFER TAXES.

   The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

   EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7.  WAIVER OF CONDITIONS.

   The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

   No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

   Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

   Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  WITHDRAWAL RIGHTS.

   Tenders of Old Notes of a series may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date with respect to such series.

   For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, on the Expiration Date with respect to such series. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"),
(ii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes), (iii) in the case of Old Notes tendered by book-entry transfer, specify the number of the account at the Book-Entry Transfer Facility from which the Old Notes were tendered and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility, (iv) contain a statement that such Holder is withdrawing its election to have such Old Notes exchanged, (v) be signed by the Holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and
(vi) specify the name in which such Old Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date with respect to such series of Old Notes.

11.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

   Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.


Form W-9
(Rev. January 2002)                                                Give form to the
Department of the Treasury          Request for Taxpayer            requester. Do
Internal Revenue Service   Identification Number and Certification not send to IRS.
-----------------------------------------------------------------------------------


    Name
   -----------------------------------------------------------------------------
    Business name, if different from above
   -----------------------------------------------------------------------------
    Check appropriate box:    [_] Individual/Sole proprietor    [_]
    Corporation    [_] Partnership    [_] Other __________    [_] Exempt from
    backup withholding
   -----------------------------------------------------------------------------
    Address (number, street, and apt. or suite no.)
   -----------------------------------------------------------------------------
    City, state, and ZIP code
--------------------------------------------------------------------------------
List account number(s) here (optional)
              (right triangle)
--------------------------------------------------------------------------------

Part I Taxpayer Identification Number (TIN)
-------------------------------------------

Enter your TIN in the appropriate box. For
individuals, this is your social security num-
ber (SSN). However, for a resident alien,
sole proprietor, or disregarded entity, see
the Part I instructions on page 2. For other
entities, it is your employer identification
number (EIN). If you do not have a number,
see How to get a TIN on page 2.                ----------------------------------------
                                                Social security number
Note:  If the account is in more than one                  -         -
name, see the chart on page 2 for guide-       ----------------------------------------
lines on whose number to enter.                       OR
                                               ----------------------------------------
                                                Employer identification number
                                                     -
                                               ----------------------------------------

Part II For Payees Exempt From
        Backup Withholding (See
        Instructions)
--------

================================================================================
 Requester's name and address (optional)
Certification.--Under penalties of perjury, I certify that:
(1)The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2)I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)I am a U.S. person (including a U.S. resident alien).
Certification instructions.--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)
--------------------------------------------------------------------------------

Sign Signature of
Here U.S. person (right triangle) Date (right triangle)

              Print or type. See Specific Instructions on page 2.
--------------------------------------------------------------------------------


Instructions

Purpose of Form.--A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 only if you are a U.S. person (including a resident alien), to give your correct TIN to the person requesting it (the requester) and, when applicable, to (1) Certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) Certify you are not subject to backup withholding, or (3) Claim exemption from backup withholding if you are a U.S. exempt payee. If you are a foreign person, use the appropriate Form W-8. See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.
Note: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.
What is backup withholding?--Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments after December 31, 2001 (29% after December 31, 2003). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
 You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if:
 (1) You do not furnish your TIN to the requester, or
 (2) You do not certify your TIN when required (see the Part II instructions on page 2 for details), or
 (3) The IRS tells the requester that you furnished an incorrect TIN, or
 (4) The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
 (5) You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
 Certain payees and payments are exempt from backup withholding. See the instructions on page 2 and the separate Instructions for the Requester of Form W-9.

Penalties.--Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
 Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
 Misuse of TINs. If the requester discloses or uses TINs in violation of
Federal law, the requester may be subject to civil and criminal penalties.
--------------------------------------------------------------------------------
                                                         Form W-9 (Rev. 1-2002)
                                Cat. No. 10231x

Specific Instructions

Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

   If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

   Sole proprietor. Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

   Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

   Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

   Exempt from backup withholding. If you are exempt, enter your name as described above, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

   Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the Instructions for the Requester of Form W-9.

   If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

   Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Part I--Taxpayer Identification Number (TIN)

   Enter your TIN in the appropriate box.

   If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

   If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

   If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are owned by an individual, enter your SSN (or "pre-LLC" EIN, if desired). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's EIN.

Note: See the chart on this page for further clarification of name and TIN combinations.

   How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4,

Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

   If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II--Certification

   To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

   For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt from backup withholding above.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

   1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

   2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

   3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

   4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

   5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Privacy Act Notice

   Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws.

   You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

What Name and Number To Give the Requester


             For this type of account:    Give name and SSN of:
             -------------------------  -------------------------
             1. Individual              The individual
             2. Two or more             The actual owner of the
                individuals (joint      account or, if
                account)
                                        combined funds, the first
                                        individual
                                        on the account(1)
             3. Custodian account of a  The minor(2)
                minor (Uniform Gift to
                Minors Act)
             4. a. The usual revocable  The grantor-trustee(1)
                   savings trust
                   (grantor is also
                   trustee)
                b. So-called trust      The actual owner(1)
                   account that is not
                   a legal or valid
                   trust under state
                   law
             5. Sole proprietorship     The owner(3)
             -----------------------------------------------------
             For this type of account:  Give name and EIN of:
             -----------------------------------------------------
             6. Sole proprietorship     The owner(3)
             7. A valid trust, estate,  Legal entity(4)
                or pension trust
             8. Corporate               The corporation
             9. Association, club,      The organization
                religious, charitable,
                educational, or other
                tax-exempt organization
             10. Partnership            The partnership
             11. A broker or            The broker or nominee
                 religious, nominee
             12. Account with the       The public entity
                 Department of
                 Agriculture in the
                 name of a public
                 entity (such as a
                 state or local
                 government, school
                 district, or prison)
                 that receives
                 agricultural program
                 payments

--------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN.
(3) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                             [LOGO] Recycled Paper

          Instructions for the       [LOGO] Department of the
            Requester of             Treasury
          Form W-9 (Rev. January            Internal Revenue
            2002)                           Service

Request for Taxpayer Identification Number and Certification

   Section references are to the Internal Revenue Code unless otherwise noted.

Changes To Note

  . The Backup withholding rate is reduced to 30% for reportable payments made in 2002 and 2003 (29% in 2004 and 2005).

  . Payers with an electronic system may receive a Form W-9 electronically from an investment advisor or introducing broker who is authorized as the payee's agent. See Electronic Submission of Forms W-9 below.

How Do I Know When to Use Form W-9?

   Use Form W-9 to request the taxpayer identification number (TIN) of a U.S. person (including a resident alien) and to request certain certifications and claims for exemption. (See Purpose of Form on the Form W-9.) Withholding agents may require signed Forms W-9 from U.S. exempt recipients to overcome any presumptions of foreign status.

   Advise foreign persons to use the appropriate Form W-8. See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities, for more information and a list of the W-8 forms.

   Also, a nonresident alien individual may, under certain circumstances, claim treaty benefits on scholarships and fellowship grant income. See Pub. 515 or Pub. 519, U.S. Tax Guide for Aliens, for more information.

Electronic Submission of Forms W-9

   Requesters may establish a system for payees and payee's agents to submit Forms W-9 electronically, including by fax. A requester is anyone required to file an information return. A payee is anyone required to provide a taxpayer identification number (TIN) to the requester.

   Payee's agent. A payee's agent can be an investment advisor (corporation, partnership, or individual) or an introducing broker. An investment advisor must be registered with the Securities Exchange Commission (SEC) under the Investment Advisers Act of 1940. The introducing broker is a broker-dealer that is regulated by the SEC and the National Association of Securities Dealers, Inc., and that is not a payer. Except for a broker who acts as a payee's agent for "readily tradable instruments," the advisor or broker must show in writing to the payer that the payee authorized the advisor or broker to transmit the Form W-9 to the payer.

Electronic system. Generally, the electronic system must:

  . Ensure the information received is the information sent, and document all occasions of user access that result in the submission:

  . Make reasonably certain that the person accessing the system and submitting the form is the person identified on Form W-9, the investment advisor, or the introducing broker;

  . Provide the same information as the paper Form W-9; . Be able to supply a hard copy of the electronic Form W-9 if the Internal Revenue Service requests it; and

  . Require as the final entry in the submission an electronic signature by the payee whose name is on Form W-9 that authenticates and verifies the submission. The electronic signature must be under penalties of perjury and the perjury statement must contain the language of the paper Form W-9.


[LOGO] For Forms W-9 that are not required to be signed, the electronic system need not provide for an electronic signature or a perjury statement.


   For more details, see the following at www.irs.gov:

  . Announcement 98-27, 1988-1 C.B. 865. You can find Announcement 98-27 on page 30 of Internal Revenue Bulletin (I.R.B.) 1998-15.

  . Announcement 2001-91. You can find Announcement 2001-91 on page 221 of I.R.B. 2001-36.

Individual Taxpayer Identification Number (ITIN)

   Form W-9 (or an acceptable substitute) is used by persons required to file information returns with the IRS to get the payee's (or other person's) correct TIN. For individuals, the TIN is generally a social security number(SSN).

   However, in some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain an SSN. This includes certain resident aliens who must receive information returns but who cannot obtain an SSN.

   These individuals must apply for an ITIN on Form W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for an SSN. Individuals who have an ITIN must provide it on Form W-9.

                              SUBSTITUTE FORM W-9


You may develop and use your own Form W-9 (a substitute Form W-9) if its content is substantially similar to the official IRS Form W-9 and it satisfies certain certification requirements.

You may incorporate a substitute Form W-9 into other business forms you customarily use, such as account signature cards. However, the certifications on the substitute Form W-9 must clearly set forth (as shown on the official Form W-9) that:
1. The payee's TIN is correct,
2. The payee is not subject to backup withholding due to failure to report interest and dividend income, and
3. The payee is a U.S. person.

You may not:
1. Use a substitute Form W-9 that requires the payee, by signing, to agree to provisions unrelated to the required certifications or
2. Imply that a payee may be subject to backup withholding unless the payee agrees to provisions on the substitute form that are unrelated to the required certifications.

A substitute Form W-9 that contains a separate signature line just for the certifications satisfies the requirement that the certifications be clearly set forth.

If a single signature line is used for the required certifications and other provisions, the certifications must be highlighted, boxed, printed in bold-face type, or presented in some other manner that causes the language to stand out from all other information contained on the substitute form. Additionally, the following statement must be presented to stand out in the same manner as described above and must appear immediately above the single signature line:

"The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding."

If you use a substitute form, you are encouraged (but not required) to provide Form W-9 instructions to the payee. However, if the IRS has notified the payee that backup withholding applies, then you must instruct the payee to strike out the language in the certification that relates to underreporting. This instruction can be given orally or in writing. See item 2 of the Certification on Form W-9.

TIN Applied for
For interest and dividend payments and certain payments with respect to readily tradable instruments, the payee may return a properly completed, signed Form W-9 to you with "Applied For" written in Part 1. This is an "awaiting- TIN" certificate. The payee has 60 calendar days, from the date you receive this certificate, to provide a TIN. If you do not receive the payee's TIN at that time, you must begin backup withholding on payments.

Reserve rule. You must backup withhold on any reportable payments made during the 60-day period if a payee withdraws more than $500 at one time, unless the payee reserves 30 percent of all reportable payments made to the account during 2002 (29% after 2003).

Alternative rule. You may also elect to backup withhold during this 60-day period, after a 7-day grace period, under one of the two alternative rules discussed below.

Option 1. Backup withhold on any reportable payments if the payee makes a withdrawal from the account after the close of 7 business days after you receive the awaiting- TIN certificate. Treat as reportable payments all cash withdrawals in an amount up to the reportable payments made from the day after you receive the awaiting- TIN certificate to the day of withdrawal.

Option 2. Backup withhold on any reportable payments made to the payee's account, regardless of whether the payee makes any withdrawals, beginning no later than 7 business days after you receive the awaiting-TIN certificate.

[LOGO]    The 60-day exemption from backup withholding does not apply to any payment other than interest, dividends, and certain payments relating to readily tradable instruments. Any other reportable payment, such as nonemployee compensation, is subject to backup withholding immediately, even if the payee has applied for and is awaiting a TIN.

Even if the payee gives you an awaiting- TIN certificate, you must backup withhold on reportable interest and dividend payments if the payee does not certify, under penalties of perjury, that the payee is not subject to backup withholding.

Payees Exempt From Backup Withholding
Even if the payee does not provide a TIN in the manner required, you are not required to backup withhold on any payments you make if the payee is:
1.An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);
2.The United States or any of its agencies or instrumentalities;
3.A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
4.A foreign government or any of its political subdivisions, agencies, or instrumentalities; or
5.An international organization or any of its agencies or instrumentalities.
  Other payees that may be exempt from backup withholding include:
6.A corporation;
7.A foreign central bank issue;
8.A dealer in securities or commodities required to register in the United
  States, the District of Columbia or a possession of the United States;
9.A futures commission merchant registered with the Commodity Futures Trading
  Commission.
10.A real estate investment trust.
11.An entity registered at all times during the tax year under the Investment
   Company Act of 1940;
12.A common trust fund operated by a bank under section 584(a);
13.A financial institution;
14.A middleman known in the investment community as a nominee or custodian; or 15.A trust exempt from tax under section 664 or described in section 4947.

The following types of payments are exempt from backup withholding as indicated for items 1 through 15 above.

Interest and dividend payments. All listed payees are exempt except the payee in item 9.

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Broker transactions. All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt.

Barter exchange transactions and patronage dividends. Only payees listed in items 1 through 5 are exempt.

Payments reportable under sections 6041 and 6041A. Only payees listed in items 1 through 7 are generally exempt.

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC, Miscellaneous Income, are not exempt from backup withholding.
  . Medical and health care payments.
  . Attorneys' fees.
  . Payments for services paid by a Federal executive agency.

Payments Exempt From Backup Withholding Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations. The following payments are generally exempt from backup withholding.

Dividends and patronage dividends
  . Payments to nonresident aliens subject to withholding under section 1441. . Payments to partnerships not engaged in a trade or business in the United
    States and that have at least one nonresident alien partner.
  . Payments of patronage dividends not paid in money.
  . Payments made by certain foreign organizations.
  . Section 404(k) distributions made by an ESOP.

Interest payments
  . Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.
  . Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  . Payments described in section 6049(b)(5) to nonresident aliens.
  . Payments on tax-free covenant bonds under section 1451.
  . Payments made by certain foreign organizations.
  . Mortgage or student loan interest paid to you.

Other types of payment
  . Wages
  . Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA, or an owner-employee plan.
  . Certain surrenders of life insurance contracts.
  . Gambling winnings if withholding is required under section 3402(q).
    However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.
  . Real estate transactions reportable under section 6045(e).
  . Cancelled debts reportable under section 6050P.
  . Distributions from a medical savings account and long-term care benefits. . Fish purchases for cash reportable under section 6050R.

Joint Foreign Payees
If the first payee listed on an account gives you a Form W-8 or a similar statement signed under penalties or perjury, backup withholding applies unless:
1.Every joint payee provides the statement regarding foreign status or 2.Any one of the joint payees who has not established foreign status gives you a TIN.

If any one of the joint payees who has not established foreign status gives you a TIN, use that number for purposes of backup withholding and information reporting.

For more information on foreign payees, see the Instructions for the Requester of Forms W-8BEN, W-8ECI, W-8EXP, and W-8IMY.

Names and TINs To Use for Information Reporting Show the full name and address as provided on Form W-9 on the information return filed with the IRS and on the copy furnished to the payee. If you made payments to more than one payee or the account is in more than one name, enter on the first name line only the name of the payee whose TIN is shown on the information return. You may show the names of any other individual payees in the area below the first name line.

Sole proprietor. Enter the individual's name on the first name line. On the second name line, enter the business name or "doing business as (DBA)" if provided. You may not enter only the business name. For the TIN, you may enter either the individual's SSN or the employer identification number (EIN) of the business. However, the IRS prefers that you show the SSN.

LLC. For an LLC that is disregarded as an entity separate from its owner, you must show the owner's name on the first name line. On the second name line, you may enter the LLC's name. Use the owner's TIN.

Additional Information
For more information on backup withholding, see:
  . Pub. 1679, A Guide to Backup Withholding or
  . Pub. 1281, Backup Withholding on Missing and Incorrect Name/TINs.

Notices From the IRS
The IRS will send you a notice if the payee's name and TIN on the information return you filed do not match the IRS's records. You may have to send a "B" notice to the payee to solicit another TIN. Pubs. 1679 and 1281 contain copies of the two types of "B" notices.

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